Exhibit 10.1

 FORM OF

Joinder Agreement

This Joinder Agreement, dated as of July 10, 2015 (this “Agreement”) is by and between GUIDED THERAPEUTICS, INC. (the “Company”), AQUARIUS OPPORTUNITY FUND (the “Lead Purchaser”), and each other purchaser identified on the signature pages hereto (each, an “Additional Purchaser”).

The Company and the Lead Purchaser are parties to that certain Securities Purchase Agreement, dated June 29, 2015 (the “Purchase Agreement”). Capitalized terms not otherwise defined in this Agreement have the meanings ascribed to such terms in the Purchase Agreement. The Company and the Lead Purchaser desire that the Additional Purchasers join as a party to the Purchase Agreement. Pursuant to Section 6.4 of the Purchase Agreement, the Purchase Agreement may be amended by the Company and the holders of at least a majority in interest of the Preferred Stock still held by all Purchasers. As of the date hereof, the Lead Purchaser beneficially owns all of the outstanding shares of Preferred Stock.

Therefore, the parties agree as follows:

1.                  Joinder. Each Additional Purchaser shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Purchase Agreement and each of the other Transaction Documents as a “Purchaser” thereunder. Each Additional Purchaser acknowledges that it has received copies of the Purchase Agreement and the other Transaction Documents. The Company and the Lead Purchaser hereby consent to the joinder of the Additional Purchasers to the Purchase Agreement.

2.                  Representations and Warranties. Each Additional Purchaser hereby makes all of the representations and warranties set forth in Section 3.2 of the Purchase Agreement as of the date hereof (unless such representations or warranties relate to an earlier date, in which case as of such earlier date), as if such representations and warranties were fully set forth in this Agreement.

3.                  Miscellaneous. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of at least a majority in interest of the Securities still held by Purchasers. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

[signature page follows]

The parties are executing this Agreement as of the date first written above.

GUIDED THERAPEUTICS, INC.

/s/ Gene S. Cartwright

By: Gene S. Cartwright

Title: President

AQUARIUS OPPORTUNITY FUND

By: EOS Investment Ltd., its Investment Manager

/s/ Gregory Pepin

By: Gregory Pepin

Title: Managing Director

[Joinder Agreement Signature Page]

NAME OF ADDITIONAL PURCHASER:

/s/ Ronald Hart

By:____________________________________

Name:

Title:

Tax ID:________________________________

Address for Notice:

_______________________________________

_______________________________________

_______________________________________

Telephone No.:__________________________

Facsimile No.:___________________________

E-mail Address:__________________________

Attention:______________________________

Securities Delivery Instructions

(if different than above)

c/o:___________________________________

Street:_________________________________

City/State/Zip:__________________________

Attention:______________________________

Telephone No.:

[Joinder Agreement Signature Page]

NAME OF ADDITIONAL PURCHASER:

Lynne Imhoff

By: /s/ Lynne Imhoff

Name: Lynne Imhoff

Title:

Tax ID:________________________________

Address for Notice:

_______________________________________

_______________________________________

_______________________________________

Telephone No.:__________________________

Facsimile No.:___________________________

E-mail Address:__________________________

Attention:______________________________

Securities Delivery Instructions

(if different than above)

c/o:___________________________________

Street:_________________________________

City/State/Zip:__________________________

Attention:______________________________

Telephone No.:

[Joinder Agreement Signature Page]

NAME OF ADDITIONAL PURCHASER:

By: /s/ Mark Faupel

Name: Mark Faupel

Title: Founder

Tax ID:________________________________

Address for Notice:

_______________________________________

_______________________________________

_______________________________________

Telephone No.:__________________________

Facsimile No.:___________________________

E-mail Address:__________________________

Attention:______________________________

Securities Delivery Instructions

(if different than above)

c/o:___________________________________

Street:_________________________________

City/State/Zip:__________________________

Attention:______________________________

Telephone No.:

[Joinder Agreement Signature Page]

NAME OF ADDITIONAL PURCHASER:

The Whittemore Collection, Ltd.

By: /s/ Stephen J. Sweeney

Name: Stephen J. Sweeney

Title: Vice President

Tax ID:________________________________

Address for Notice:

_______________________________________

_______________________________________

_______________________________________

Telephone No.:__________________________

Facsimile No.:___________________________

E-mail Address:__________________________

Attention:______________________________

Securities Delivery Instructions

(if different than above)

c/o:___________________________________

Street:_________________________________

City/State/Zip:__________________________

Attention:______________________________

Telephone No.:__________________________

[Joinder Agreement Signature Page]